SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On September 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  September 30, 2002         By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 30, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on September 30, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      September 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       82,400,000.00     65,797,101.54   6,311,398.10      112,951.69    6,424,349.79     0.00      0.00       59,485,703.44
IA2       59,500,000.00     59,500,000.00           0.00      288,575.00      288,575.00     0.00      0.00       59,500,000.00
IA3       27,350,000.00     27,350,000.00           0.00      148,829.58      148,829.58     0.00      0.00       27,350,000.00
IA4       11,150,000.00     11,150,000.00           0.00       63,555.00       63,555.00     0.00      0.00       11,150,000.00
IA5       23,425,364.00     23,425,364.00           0.00      138,990.49      138,990.49     0.00      0.00       23,425,364.00
IIA1     376,138,403.00    353,610,246.99   8,436,322.64    2,210,064.04   10,646,386.68     0.00      0.00      345,173,924.35
AR               100.00              0.00           0.00            0.00            0.00     0.00      0.00                0.00
IPP              100.00            100.00           0.00            0.63            0.63     0.00      0.00              100.00
IIPP             100.00            100.00           0.00            0.63            0.63     0.00      0.00              100.00
IIP       11,669,831.00     11,278,899.34     227,934.19            0.00      227,934.19     0.00      0.00       11,050,965.15
IM1        4,777,159.00      4,777,159.00           0.00       27,866.76       27,866.76     0.00      0.00        4,777,159.00
IM2        2,653,977.00      2,653,977.00           0.00       15,481.53       15,481.53     0.00      0.00        2,653,977.00
IB         1,061,592.00      1,061,592.00           0.00        6,192.62        6,192.62     0.00      0.00        1,061,592.00
IIB1       4,997,532.00      4,982,582.67       3,812.27       31,141.14       34,953.41     0.00      0.00        4,978,770.40
IIB2       3,198,420.00      3,188,852.43       2,439.85       19,930.33       22,370.18     0.00      0.00        3,186,412.58
IIB3       1,399,308.00      1,395,122.19       1,067.44        8,719.51        9,786.95     0.00      0.00        1,394,054.75
IIB4         799,605.00        797,213.10         609.96        4,982.58        5,592.54     0.00      0.00          796,603.14
IIB5         599,703.00        597,909.09         457.47        3,736.93        4,194.40     0.00      0.00          597,451.62
IIB6         999,508.00        996,518.77         762.46        6,228.24        6,990.70     0.00      0.00          995,756.31
IX                 0.00              0.00           0.00      351,566.02      351,566.02     0.00      0.00                0.00
TOTALS   612,120,702.00    572,562,738.12  14,984,804.38    3,438,812.72   18,423,617.10     0.00      0.00      557,577,933.74

IAIO      20,000,000.00     20,000,000.00           0.00      108,333.33      108,333.33     0.00      0.00       20,000,000.00
IIX       22,733,446.00     20,798,383.44           0.00      129,989.90      129,989.90     0.00      0.00       20,329,428.12
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VP63      798.50851383    76.59463714     1.37077294     77.96541007          721.91387670      IA1        2.060000 %
IA2     22540VP71    1,000.00000000     0.00000000     4.85000000      4.85000000        1,000.00000000      IA2        5.820000 %
IA3     22540VP89    1,000.00000000     0.00000000     5.44166654      5.44166654        1,000.00000000      IA3        6.530000 %
IA4     22540VP97    1,000.00000000     0.00000000     5.70000000      5.70000000        1,000.00000000      IA4        6.840000 %
IA5     22540VQ21    1,000.00000000     0.00000000     5.93333320      5.93333320        1,000.00000000      IA5        7.120000 %
IIA1    22540VQ47      940.10673776    22.42877242     5.87566710     28.30443952          917.67796534      IIA1       7.500000 %
AR      22540VR53        0.00000000     0.00000000     0.00000000      0.00000000            0.00000000      AR         7.500000 %
IPP     22540VR95    1,000.00000000     0.00000000     6.30000000      6.30000000        1,000.00000000      IPP        7.500000 %
IIPP    22540VS29    1,000.00000000     0.00000000     6.30000000      6.30000000        1,000.00000000      IIPP       7.500000 %
IIP     22540VQ62      966.50065798    19.53191867     0.00000000     19.53191867          946.96873931      IIP        0.000000 %
IM1     22540VQ70    1,000.00000000     0.00000000     5.83333316      5.83333316        1,000.00000000      IM1        7.000000 %
IM2     22540VQ88    1,000.00000000     0.00000000     5.83333239      5.83333239        1,000.00000000      IM2        7.000000 %
IB      22540VQ96    1,000.00000000     0.00000000     5.83333333      5.83333333        1,000.00000000      IB         7.000000 %
IIB1    22540VR20      997.00865747     0.76283053     6.23130377      6.99413430          996.24582694      IIB1       7.500000 %
IIB2    22540VR38      997.00865740     0.76282977     6.23130483      6.99413460          996.24582763      IIB2       7.500000 %
IIB3    22540VR46      997.00865714     0.76283420     6.23130147      6.99413567          996.24582294      IIB3       7.500000 %
IIB4    22540VR61      997.00864802     0.76282665     6.23130171      6.99412835          996.24582137      IIB4       7.500000 %
IIB5    22540VR79      997.00866929     0.76282760     6.23130116      6.99412876          996.24584169      IIB5       7.500000 %
IIB6    22540VR87      997.00929857     0.76283531     6.23130580      6.99414112          996.24646326      IIB6       7.500000 %
TOTALS                 935.37554971    24.48014637     5.61786705     30.09801341          910.89540334

IAIO    22540VQ39    1,000.00000000     0.00000000     5.41666650      5.41666650        1,000.00000000      IAIO       6.500000 %
IIX     22540VQ54      914.88036789     0.00000000     5.71800245      5.71800245          894.25193699      IIX        7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                               September 25, 2002

Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                                    471,315.96
                        Group 1                                                                                 180,020.35
                        Group 2                                                                                 291,295.61

                        Principal Prepayments (Total)                                                        14,513,488.42
                        Group 1                                                                               6,131,377.75
                        Group 2                                                                               8,382,110.67

                        Repurchase Principal (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Substitution Amounts (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Net Liquidation Proceeds (Total)                                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Insurance Proceeds (Total)                                                                    0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Other Principal (Total)                                                                       0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                0
                        Group 1                                                                                          0
                        Group 2                                                                                          0

                        Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)            0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Amount of Prepayment Penalties Collected (Total)                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                                3,468
                        Group 1                                                                                        688
                        Group 2                                                                                      2,780

                        Beginning Aggregate Loan Balances (Total)                                           573,624,329.57
                        Group 1                                                                             196,776,884.50
                        Group 2                                                                             376,847,445.07

                        Ending Number of Loans Outstanding (Total)                                                   3,401
                        Group 1                                                                                        674
                        Group 2                                                                                        674

                        Ending Aggregate Loan Balances (Total)                                              558,639,525.19
                        Group 1                                                                             190,465,486.40
                        Group 2                                                                             368,174,038.79


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                September 25, 2002

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                   2,960.63
                                Group 1                                                                         1,142.62
                                Group 2                                                                         1,764.01

                                Servicing Fees (Total, including TGIC and PMI Fees)                           301,282.69
                                Group 1                                                                        49,629.81
                                Group 2                                                                       251,652.88

Section 4.04(a)(viii)           Current Advances (Total)                                                             N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

                                Outstanding Advances (Total)                                                         N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          9               2,203,782.70   1.16 %
                        2 Month          2                 670,023.70   0.35 %
                        3 Month          6               2,161,227.55   1.13 %
                        Total           17               5,035,033.95   2.64 %

                        Group 2
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         42               6,364,270.87   1.73 %
                        2 Month         15               1,588,067.79   0.43 %
                        3 Month         26               3,582,481.43   0.97 %
                        Total           83              11,534,820.09   3.13 %

                        Group Totals
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          51              8,568,053.57   1.53 %
                        2 Month          17              2,258,091.49   0.40 %
                        3 Month          32              5,743,708.98   1.03 %
                        Total           100             16,569,854.04   2.96 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                Group 1 Balance of Bankruptcies delinquent 31 to 60 Days                                        0.00
                        * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                        Foreclosures
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                         2              1,333,553.85            0.70 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                         1                187,709.26            0.05 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                         3              1,521,263.11            0.27 %


                                      -8-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            September 25, 2002

Section 4.04(a)(xi)     REO Properties
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses (Total)                                                 0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Cumulative  Realized Losses (Total)                                             0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        331
                        Group 1                                                                         331
                        Group 2                                                                         332

Section 4.04(a)(xiv)    Number of Claims Submitted under the TGIC PMI policy                               0
                        Number of Claims Submitted under the TGIC PMI policy                            0.00
                        Total Amount of Claims Submitted under the TGIC PMI policy                         0
                        Total of Claims Paid under the TGIC PMI policy                                  0.00

Group 1 Trigger Event   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5%?)            NO
                        Group 1 Rolling Three Month Delinquency Rate                               1.88155 %

Group 1 O/C Reporting   Targeted Overcollateralization Amount                                   1,061,590.96
                        Ending Overcollateralization Amount                                     1,061,590.96
                        Ending Overcollateralization Deficiency                                         0.00
                        Group II Excess Interest                                                    6,643.24
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   353,989.55
                        Monthly Excess Interest applied as Basis Risk Shortfall payments (See Below)2,423.53
                        Payment to Class I-X                                                      351,566.02

Basis Risk Shortfalls   Class I-A-1                                                                     0.00
                        Class I-A-2                                                                     0.00
                        Class I-A-3                                                                     0.00
                        Class I-A-4                                                                     0.00
                        Class I-A-5                                                                 2,401.95
                        Class I-PP                                                                      0.04
                        Class I-M-1                                                                    12.12
                        Class I-M-2                                                                     6.73
                        Class I-B                                                                       2.69


                                     -9-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.